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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) July 13, 2006

                                  Neoware, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                       000-21240                23-2705700
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

3200 Horizon Drive, King of Prussia, Pennsylvania                        19406
     (Address of Principal Executive Offices)                         (Zip Code)

                                 (610) 277-8300
              (Registrant's Telephone Number, Including Area Code)

________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

     On July 13, 2006, Neoware, Inc. conducted a conference call to discuss its preliminary results for the fourth quarter and fiscal year ended June 30, 2006 (a portion of which had been included in a press release issued and furnished to the SEC on a Form 8-K on June 29, 2006), its 2007 operating plan and the appointment of Klaus Besier as President. A copy of the transcript is furnished as Exhibit 99.1 hereto.

     The transcript contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding: Mr. Besier's responsibilities as President of Neoware; our strong market opportunities; the revenues and operating expenses for the 2006 fourth quarter and for the 2006 fiscal year; our German distributor's restructuring plans; projected growth in revenues in the first quarter of fiscal 2007 and in fiscal year 2007; projected gross margins, general and administrative expenses, research and development expenses and operating expenses; investments in our marketing and selling programs designed to stimulate sales and marketing growth, and to result in increased revenues and profits; our focus on new channel initiatives with distributors, resellers and VARs; potential pricing actions; new software products, including in combination with devices; the growth of our small and medium sized customer base; our belief that we will continue to generate cash; our confidence in our market; and our alliances with IBM and Lenovo. Factors that could cause actual results to differ materially from those predicted in such forward-looking statements include: our inability to broaden our customer base; our inability to successfully implement our 2007 operating plan; our inability to manage our expanded organization; the timing and receipt of future orders; our timely development and customers' acceptance of our products; pricing pressures; rapid technological changes in the industry; the growth of the thin client segment of the PC market; our ability to maintain our partnerships; our dependence on our suppliers and distributors; the financial viability ogf our channel partners, including our German distributor; increased competition; our continued ability to sell our products through Lenovo to IBM's customers; our ability to attract and retain qualified personnel; adverse changes in customer order patterns; our ability to identify and successfully consummate and integrate future acquisitions; adverse changes in general economic conditions in the U. S. and internationally; risks associated with foreign operations; and political and economic uncertainties associated with current world events. These and other risks are detailed from time to time in Neoware's periodic reports filed with the Securities and Exchange Commission, including, but not limited to, our annual report on Form 10-K for the year ended June 30, 2005 and our quarterly reports on Forms 10-Q for the quarters ended September 30, 2005, December 31, 2005 and March 31, 2006.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following document is filed as an exhibit to this report.

     99.1 Transcript of conference call held by Neoware, Inc. on July 13, 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                        NEOWARE, INC.


Dated: July 17, 2006                    By: /S/ Keith D. Schneck
                                            ------------------------------------
                                        Keith D. Schneck, Executive Vice
                                        President and Chief Financial Officer


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